ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE

         THIS ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE dated as of the twenty-fourth day of July, 1997 (this "Assignment"), by HOMES FOR AMERICA HOLDINGS, INC., a Nevada corporation (the "Assignor"), to MIDDLEBURY ELKHART, L.P., an Indiana limited partnership (the "Assignee"), regarding that certain Agreement of Purchase and Sale dated March 28, 1997, as amended on July 23, 1997 (as amended, the "Purchase Agreement"), by and between Prairie-Middlebury Associates, as "Seller", and Homes for America Holdings, Inc., as "Purchaser", regarding the purchase of that certain property therein described as "Prairie Village Apartments", 740 Prairie / 304 Middlebury, Elkhart, Indiana 46516 - Census Tract No. 0019.10 - (the "Property").

         IN CONSIDERATION of the covenants, warranties, indemnities, releases, payments, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and accepted by the Assignor, as described in that certain Agreement of Limited Partnership dated as of July 21, 1997, by and between Prairie Village - Homes for America, Inc., an Indiana corporation and wholly owned subsidiary of the Assignor, as the sole general partner of the Assignee, and the Assignor as sole limited partner of the Assignee, the Assignor hereby ASSIGNS, TRANSFERS, CONVEYS, and DELIVERS, and the Assignee hereby accepts, the entire right, title, and interest of the Assignor in the Purchase Agreement and the Property therein defined (provided that as required by the Purchase Agreement the Assignor shall remain liable for Purchaser's obligations thereunder), and their related claims, and its proceeds (together the "Assigned Property") TO HAVE AND TO HOLD unto the Assignee, its successors and assigns, to WARRANT and TO FOREVER DEFEND, all and singular, title to the Assigned Property, unto the Assignee, its successors and assigns, against each and every person whomsoever lawfully claiming or to claim the Assigned Property, or any part thereof, by, through, or under the Assignor.

         PROVIDED that the Assignor covenants that it will upon request of Assignee do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, or delivered, all such further acts, deeds, conveyances, and assurances as may reasonably be required for the better conveying, transferring, assuring, and confirming the return of the Assigned Property to the Assignee.

         PROVIDED FURTHER the Assignor represents and warrants to the Assignee that Assignor (i) has full power and authority to execute, deliver, and perform its obligations under this Assignment without the consent of any other person or entity, (ii) its board of directors or corporate governing body has authorized the execution, delivery, and performance of this Assignment and the consummation of the transactions contemplated hereby, and (iii) the person executing and delivering this instrument and any instrument required or contemplated hereby is and a duly authorized corporate officer or representative with the requisite power therefor.

         IN WITNESS WHEREOF the undersigned authorized representative has executed and delivered this Assignment intending the Assignor to be legally bound hereby as and for the day and year first set forth above.

                                                HOMES FOR AMERICA HOLDINGS, INC.
WITNESS:


s/s Robert A. MacFarlane                        By: s/s Robert A. MacFarlane
---------------------------                             Robert A. MacFarlane
                                                Its:     President

ACCEPTED BY ASSIGNEE:
                                                MIDDLEBURY ELKHART, L.P.
WITNESS:
                                            By:   Prairie Village - Homes for
                                                  America, Inc., general partner
                                             s/s Robert A. MacFarlane
s/s Robert A. MacFarlane
--------------------------

                                            By: s/s Robert A. MacFarlane
                                                     Robert A. MacFarlane
                                            Its:     President